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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Popular, Inc. (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2006


                                        /s/ Richard L. Carrion
                                        ----------------------------------------
                                        Name: Richard L. Carrion
                                        Title: Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

     A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.